Filed Pursuant to Rule 497

File No. 333-184474

FS INVESTMENT CORPORATION II

Supplement dated February 13, 2014

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On February 11, 2014, we increased our public offering price from $10.50 per share to $10.55 per share. This increase in the public offering price was effective as of our February 12, 2014 weekly closing and first applied to subscriptions received from February 5, 2014 through February 11, 2014. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.